UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 24, 2014

(Exact name of registrant as specified in its charter)

New Jersey	I-3215	22-1024240
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Johnson & Johnson Plaza, New Brunswick, New Jersey  08933
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code:  732-524-0400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)           The annual meeting of the shareholders of the company was held on April 24, 2014.

(b)           At the meeting, the shareholders:

•	elected all 12 Director nominees named in the 2014 Proxy Statement to the company's Board of Directors;

•
approved, on an advisory basis, the executive compensation philosophy, policies and procedures described in the Compensation Discussion and Analysis section of the 2014 Proxy Statement and the compensation of the company's executive officers named in the 2014 Proxy Statement, as disclosed therein;

•	ratified the appointment of PricewaterhouseCoopers LLP as the company's independent registered public accounting firm for the fiscal year 2014.

The shareholders did not approve the following shareholder proposal: Executives to Retain Significant Stock.

The following are the final voting results for each of the four items voted on at the meeting.

1.    Election of Directors:

	Shares For	Shares Against	Shares Abstain	Non-Votes
M. S. Coleman	1,873,270,310	18,258,239	5,377,596	452,079,715
J. G. Cullen	1,840,416,009	50,866,626	5,623,510	452,079,715
I. E. L. Davis	1,878,730,879	12,546,512	5,628,754	452,079,715
A. Gorsky	1,830,914,634	53,148,133	12,843,378	452,079,715
S. L. Lindquist	1,882,046,933	9,626,765	5,232,447	452,079,715
M. B. McClellan	1,883,473,638	7,807,181	5,625,326	452,079,715
A. M. Mulcahy	1,702,995,790	188,773,766	5,136,589	452,079,715
L. F. Mullin	1,849,429,962	41,761,040	5,715,143	452,079,715
W. D. Perez	1,870,833,397	20,328,655	5,744,093	452,079,715
C. Prince	1,697,440,419	193,665,378	5,800,348	452,079,715
A. E. Washington	1,877,354,975	13,699,205	5,851,965	452,079,715
R. A. Williams	1,856,021,582	35,336,688	5,547,875	452,079,715

2.    Advisory Vote to Approve Name Executive Officer Compensation:

For	1,810,559,443
Against	69,434,352
Abstain	16,912,350
Non-Votes	452,079,715

3.    Ratification of Appointment of Independent Registered Public Accounting Firm
(PricewaterhouseCoopers LLP)

For	2,313,360,023
Against	27,240,909
Abstain	8,384,928

4.    Shareholder Proposal on Executives to Retain Significant Stock

For	494,586,494
Against	1,386,921,615
Abstain	15,398,036
Non-Votes	452,079,715

Item 8.01  Other Events.

On April 24, 2014, the Board of Directors of the company declared a regular quarterly dividend of $0.70 per share on the Common Stock of the Company, par value $1.00 per share, payable on June 10, 2014 to shareholders of record as of the close of business on May 27, 2014.  The company's related press release is attached to this Report as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.      Description

99.1        Johnson & Johnson Press Release dated April 24, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Johnson & Johnson
(Registrant)
Date: April 25, 2014	By:	/s/ Douglas K. Chia
Douglas K. Chia
Secretary